Financial Results

3rd Quarter 2024

Advantage Solutions Reports 2024 Third Quarter Results and Remains on Track to Achieve Its Full-Year Outlook

Delivered revenues and Adjusted EBITDA growth during a year of investment.

Transformation is progressing to enhance core service capabilities with greater operating efficiencies.

Remain committed to growing 2024 revenues and Adjusted EBITDA by low single digits on a continuing operations basis.

ST. LOUIS, Nov. 7, 2024 – Advantage Solutions Inc. (NASDAQ: ADV) (“Advantage,” “Advantage Solutions,” the “Company,” “we,” or “our”), a leading business solutions provider to consumer goods manufacturers and retailers, today reported financial results for the three and nine months ended September 30, 2024.

Unless otherwise noted, results presented in this release are on a continuing operations basis. Revenues for the three months ended September 30, 2024, were $939.3 million, compared with $1,019.7 million a year ago. Net loss from continuing operations was $37.3 million, compared to a net loss of $29.6 million for the third quarter of 2023.

2024 Third Quarter Financial Highlights
Organic revenues(1) increased by approximately 2% driven by strength in Experiential Services.
Adjusted EBITDA was $101 million, an 8.1% increase compared to the prior year.
Management remains focused on disciplined capital allocation with debt and share repurchases of approximately $80 million and $13 million, respectively.

“We continued to execute on our operational priorities, which resulted in organic revenue and Adjusted EBITDA growth in the quarter,” said Advantage CEO Dave Peacock. “At the same time, we are making progress on our transformation initiatives to enhance Advantage's core capabilities and maximize operating efficiencies across the business. We remain committed to achieving our 2024 guidance and relentlessly serving our clients through our broad range of interconnected services.”

Consolidated Financial Summary from Continuing Operations
(amounts in thousands)	Three Months Ended September 30,		Change (Reported)		Organic(1)
	2024	2023	$	%	%
Total Revenues	$939,270	$1,019,706	$(80,436)	(7.9%)	2.4%
Total Net Loss	$(37,320)	$(29,632)	$(7,688)	(25.9%)
Total Adjusted EBITDA	$100,920	$93,317	$7,603	8.1%
Adjusted EBITDA Margin	10.7%	9.2%

(amounts in thousands)	Nine Months Ended September 30,		Change (Reported)		Organic(1)
	2024	2023	$	%	%
Total Revenues	$2,674,039	$2,908,177	$(234,138)	(8.1%)	2.2%
Total Net Loss	$(200,469)	$(78,549)	$(121,920)	(155.2%)
Total Adjusted EBITDA	$261,459	$265,423	$(3,964)	(1.5%)
Adjusted EBITDA Margin	9.8%	9.1%

(1)
Excludes ~$105 million and ~$299 million in 3Q’23 and YTD 2023, respectively, related to the deconsolidation of the European JV, which occurred in 4Q’23.

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Financial Results

3rd Quarter 2024

2024 Third Quarter Segment Highlights

Segment Financial Summary from Continuing Operations
Revenues
Segment	Three Months Ended September 30,				Nine Months Ended September 30,
(amounts in thousands)	2024	2023	YoY (Reported)	Organic(1)	2024	2023	YoY (Reported)	Organic(1)
Branded Services	$331,357	$451,173	(26.6%)	(3.3%)	$982,752	$1,327,135	(25.9%)	(3.4%)
Experiential Services	$342,731	$308,381	11.1%	11.1%	$969,590	$850,722	14.0%
Retailer Services	$265,182	$260,152	1.9%		$721,697	$730,320	(1.2%)
Operating (Loss) Income
	Three Months Ended September 30,				Nine Months Ended September 30,
Segment	2024	2023	YoY (Reported)		2024	2023	YoY (Reported)
Branded Services	$(12,210)	$(599)	Not Meaningful		$(141,608)	$11,607	Not Meaningful
Experiential Services	$587	$1,971	(70.2%)		$3,398	$2,450	38.7%
Retailer Services	$8,446	$5,281	59.9%		$13,824	$11,870	16.5%
Adjusted EBITDA
	Three Months Ended September 30,				Nine Months Ended September 30,
Segment	2024	2023	YoY (Reported)		2024	2023	YoY (Reported)
Branded Services	$48,796	$50,710	(3.8%)		$125,987	$154,298	(18.3%)
Experiential Services	$23,299	$16,584	40.5%		$62,603	$39,792	57.3%
Retailer Services	$28,825	$26,023	10.8%		$72,869	$71,333	2.2%

(1)
Excludes ~$105 million and ~$299 million in 3Q’23 and YTD 2023, respectively, related to the deconsolidation of the European JV, which occurred in 4Q’23.

Branded Services	Experiential Services	Retailer Services

Experienced market softness in line with consumer packaged goods companies and the year-over-year effects of two intentional client exits earlier this year.

Delivered improved execution and enhanced labor utilization enabled by transformation initiatives.

Strong client demand, including a shift in activity from the fourth quarter, drove double-digit events per day growth and an 11% increase in revenues year-over-year.

Adjusted EBITDA increased by 41% due to strong event count growth and more efficient execution.

Revenue growth was due to increased activity in merchandising services, aided by a timing benefit from the fourth quarter.

Focus on execution, talent deployment management and overall costs led to an 11% increase in Adjusted EBITDA.

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Financial Results

3rd Quarter 2024

Cash Flow and Balance Sheet Highlights

Highlights
(amounts in millions)	Three Months Ended September 30, 2024
Adjusted Unlevered Free Cash Flow & as % of Adjusted EBITDA(1)	~$69/67%
Capital Expenditures	~$21
Share Repurchases	~$13 (~3.5 million shares)
Repurchases of Notes and Term Loan Debt	~$80
Net Debt Ratio(1)	3.9x (Trailing 12-months)

(1) On a continuing and discontinued operations basis

•
The Company had ~$196 million of cash as of September 30, 2024.
•
Targeting long-term net leverage ratio to be less than 3.5 times Adjusted EBITDA.
•
Share repurchases are consistent with Advantage’s capital allocation philosophy to maximize returns for equity holders by deleveraging its balance sheet and investing in the core business to fuel future growth. Management considers share repurchases to manage dilution from employee incentive compensation.

Fiscal Year 2024 Outlook

(from Continuing Operations)

Revenues	Low single-digit growth
Adjusted EBITDA	Low single-digit growth
Adjusted Unlevered Free Cash Flow Conversion(1)	55% to 65% of Adjusted EBITDA (High end of the range)
Net Interest Expense (Update)	$150 million to $160 million ($5 million reduction from prior guidance)
Capex (Update)	$65 million to $80 million (Around the low end of the range)

(1) On a continuing and discontinued operations basis.

Conference Call Details
Date/Time	Nov. 7, 2024, 8:30 am EST
Dial-in (10 minutes before the call)	800-243-4136 within the United States or +1-203-518-9843 outside the United States Dial-in Code: ADVQ3
Webcast	Available at: ADV 3Q 2024 Earnings Webcast
Replay	844-512-2921 within the United States or +1-412-317-6671 outside the United States Replay ID: 11156956

Media Contact: Peter Frost | press@youradv.com

Investor Contact: Ruben Mella | ruben.mella@youradv.com

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Financial Results

3rd Quarter 2024

About Advantage Solutions

Advantage Solutions is the leading omnichannel retail solutions agency in North America, uniquely positioned at the intersection of consumer-packaged goods (CPG) brands and retailers. With its data- and technology-powered services, Advantage leverages its unparalleled insights, expertise and scale to help brands and retailers of all sizes generate demand and get products into the hands of consumers, wherever they shop. Whether it’s creating meaningful moments and experiences in-store and online, optimizing assortment and merchandising, or accelerating e-commerce and digital capabilities, Advantage is the trusted partner that keeps commerce and life moving. Advantage has offices throughout North America and strategic investments and owned operations in select international markets. For more information, please visit YourADV.com.

Included with this press release are the Company’s consolidated and condensed financial statements as of and for the three months and nine months ended September 30, 2024. These financial statements should be read in conjunction with the information contained in the Company’s Quarterly Report on Form 10-Q, to be filed with the Securities and Exchange Commission (the "SEC") on or about Nov. 12, 2024.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; the COVID-19 pandemic and other future potential pandemics or health epidemics; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 1, 2024, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage

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Financial Results

3rd Quarter 2024

assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures and Related Information

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below.

Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow, and Net Debt provide an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations and Adjusted EBITDA by Segment are supplemental non-GAAP financial measures of our operating performance. Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations mean net (loss) income before (i) interest expense (net), (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill, (vi) changes in fair value of warrant liability, (vii) stock based compensation expense, (viii) equity-based compensation of Karman Topco L.P., (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) (gain) loss on divestitures, (xii) restructuring expenses, (xiii) reorganization expenses, (xiv) litigation expenses (recovery), (xv) costs associated with COVID-19, net of benefits received, (xvi) costs associated with (recovery from) the Take 5 Matter, (xvii) EBITDA for economic interests in investments and (xviii) other adjustments that management believes are helpful in evaluating our operating performance.

Adjusted EBITDA by Segment means, with respect to each segment, operating income (loss) from continuing operations before (i) depreciation, (ii) amortization of intangible assets, (iii) impairment of goodwill, (iv) stock based compensation expense, (v) equity-based compensation of Karman Topco L.P., (vi) fair value adjustments of contingent consideration related to acquisitions, (vii) acquisition and divestiture related expenses, (viii) restructuring expenses, (ix) reorganization expenses, (x) litigation expenses (recovery), (xi) costs associated with COVID-19, net of benefits received, (xii) costs associated with (recovery from) the Take

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Financial Results

3rd Quarter 2024

5 Matter, (xiii) EBITDA for economic interests in investments and (xiv) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment.

Adjusted EBITDA Margin with means Adjusted EBITDA from Continuing Operations divided by total revenues.

Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities from continuing and discontinued operations less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest, (ii) cash received from interest rate derivatives, (iii) cash paid for income taxes; (iv) cash paid for acquisition and divestiture related expenses, (v) cash paid for restructuring expenses, (vi) cash paid for reorganization expenses, (vii) cash paid for contingent earnout payments included in operating cash flow, (viii) cash paid for costs associated with COVID-19, net of benefits received, (ix) cash paid for costs associated with the Take 5 Matter, (x) net effect of foreign currency fluctuations on cash, and (xi) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations.

Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment.

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Financial Results

3rd Quarter 2024

Advantage Solutions Inc.

Consolidated Statements of Operations

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share and per share data)	2024	2023	2024	2023
Revenues	$939,270	$1,019,706	$2,674,039	$2,908,177
Cost of revenues (exclusive of depreciation and amortization shown separately below)	794,958	892,347	2,298,139	2,552,642
Selling, general, and administrative expenses	98,438	68,291	250,377	172,172
Impairment of goodwill and indefinite-lived assets	—	—	99,670	—
Depreciation and amortization	51,866	52,415	152,931	157,436
Loss from equity method investments	(2,815)	—	(2,692)	—
Total operating expenses	942,447	1,013,053	2,798,425	2,882,250
Operating (loss) income from continuing operations	(3,177)	6,653	(124,386)	25,927
Other expenses (income):
Change in fair value of warrant liabilities	40	587	(359)	587
Interest expense, net	38,969	42,275	114,484	119,883
Total other expenses, net	39,009	42,862	114,125	120,470
Loss from continuing operations before income taxes	(42,186)	(36,209)	(238,511)	(94,543)
Benefit from income taxes from continuing operations	(4,866)	(6,577)	(38,042)	(15,994)
Net loss from continuing operations	(37,320)	(29,632)	(200,469)	(78,549)
Net (loss) income from discontinued operations, net of tax	(5,456)	7,050	53,743	443
Net loss	(42,776)	(22,582)	(146,726)	(78,106)
Less: net (loss) from continuing operations attributable to noncontrolling interest, net of tax	—	1,437	—	2,346
Less: net (loss) from discontinued operations attributable to noncontrolling interest, net of tax	—	319	2,192	235
Net (loss) attributable to stockholders of Advantage Solutions Inc.	$(42,776)	$(24,338)	$(148,918)	$(80,687)

Net loss per common share:
Basic loss per common share from continuing operations	$(0.12)	$(0.09)	$(0.62)	$(0.24)
Basic (loss) earnings per common share from discontinued operations	$(0.02)	$0.02	$0.17	$0.00
Basic loss per common share attributable to stockholders of Advantage Solutions Inc.	$(0.13)	$(0.07)	$(0.46)	$(0.25)

Diluted net loss per share:
Diluted loss per common share from continuing operations	$(0.12)	$(0.09)	$(0.62)	$(0.24)
Diluted (loss) earnings per common share from discontinued operations	$(0.02)	$0.02	$0.17	$0.00
Diluted loss per common share attributable to stockholders of Advantage Solutions Inc.	$(0.13)	$(0.07)	$(0.46)	$(0.25)
Weighted-average number of common shares:
Basic	321,080,571	324,706,866	321,774,115	323,353,308
Diluted	321,080,571	324,706,866	321,774,115	323,353,308

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Financial Results

3rd Quarter 2024

Advantage Solutions Inc.

Consolidated Balance Sheet

(Unaudited)

	September 30,	December 31,
(in thousands, except share data)	2024	2023
ASSETS
Current assets
Cash and cash equivalents	$196,098	$120,839
Restricted cash	16,372	16,363
Accounts receivable, net of allowance for expected credit losses of $16,532 and $29,294, respectively	667,441	659,499
Prepaid expenses and other current assets	95,286	115,921
Current assets of discontinued operations	—	99,412
Total current assets	975,197	1,012,034
Property and equipment, net	90,080	64,708
Goodwill	610,532	710,191
Other intangible assets, net	1,419,000	1,551,828
Investments in unconsolidated affiliates	234,008	210,829
Other assets	62,541	43,543
Other assets of discontinued operations	—	186,190
Total assets	3,391,358	3,779,323
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current portion of long-term debt	$13,250	$13,274
Accounts payable	197,898	172,894
Accrued compensation and benefits	117,103	161,447
Other accrued expenses	155,182	144,415
Deferred revenues	29,500	26,598
Current liabilities of discontinued operations	—	22,669
Total current liabilities	512,933	541,297
Long-term debt, net of current portion	1,688,213	1,848,118
Deferred income tax liabilities	187,742	204,136
Other long-term liabilities	69,939	74,555
Other liabilities of discontinued operations	—	7,140
Total liabilities	2,458,827	2,675,246
Commitments and contingencies (Note 10)
Equity attributable to stockholders of Advantage Solutions Inc.
Common stock, $0.0001 par value, 3,290,000,000 shares authorized; 320,418,083 and 322,235,261 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	32	32
Additional paid in capital	3,459,252	3,449,261
Accumulated deficit	(2,463,568)	(2,314,650)
Loans to Karman Topco L.P.	(6,868)	(6,387)
Accumulated other comprehensive loss	(3,301)	(3,945)
Treasury stock, at cost; 12,400,075 and 3,600,075 shares as of September 30, 2024 and December 31, 2023, respectively	(53,016)	(18,949)
Total equity attributable to stockholders of Advantage Solutions Inc.	932,531	1,105,362
Nonredeemable noncontrolling interest	—	(1,285)
Total stockholders' equity	932,531	1,104,077
Total liabilities and stockholders' equity	$3,391,358	$3,779,323

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Financial Results

3rd Quarter 2024

Advantage Solutions Inc.

Consolidated Statements of Cash Flows

(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(146,726)	$(78,106)
Net (loss) income from discontinued operations, net of tax	53,743	443
Net loss from continuing operations	(200,469)	(78,549)
Adjustments to reconcile net loss to net cash provided by operating activities
Noncash interest income (expense)	1,664	(12,699)
Deferred financing fees related to repricing of long-term debt	1,079	—
Amortization of deferred financing fees	5,137	6,387
Impairment of goodwill and indefinite-lived assets	99,670	—
Depreciation and amortization	152,931	157,436
Change in fair value of warrant liability	(359)	587
Fair value adjustments related to contingent consideration	1,678	10,487
Deferred income taxes	(16,241)	(56,986)
Equity-based compensation of Karman Topco L.P.	(658)	(3,278)
Stock-based compensation	24,224	29,401
Loss from equity method investments	(2,692)	(4,132)
Distribution received from equity method investments	3,289	1,611
Gain on repurchases of Senior Secured Notes and Term Loan Facility debt	(9,141)	(5,241)
Loss on disposal of property and equipment	775	782
Changes in operating assets and liabilities, net of effects from divestitures:
Accounts receivable, net	(9,550)	19,816
Prepaid expenses and other assets	30,567	87,368
Accounts payable	25,435	(1,883)
Accrued compensation and benefits	(43,849)	(13,511)
Deferred revenues	2,992	14,686
Other accrued expenses and other liabilities	11,527	20,294
Net cash provided by operating activities from continuing operations	78,009	172,576
Net cash provided by operating activities from discontinued operations	6,437	8,227
Net cash provided by operating activities	84,446	180,803
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments in unconsolidated affiliates	(13,932)	(3,023)
Purchase of property and equipment	(50,358)	(24,424)
Proceeds from divestitures, net of cash	275,717	12,763
Proceeds from sale of investments in unconsolidated affiliates	—	4,428
Net cash provided by (used in) investing activities from continuing operations	211,427	(10,256)
Net cash used in investing activities from discontinued operations	(7,304)	(5,234)
Net cash provided by (used in) investing activities	204,123	(15,490)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under lines of credit	—	77,884
Payments on lines of credit	—	(77,222)
Principal payments on long-term debt	(9,938)	(10,172)
Repurchases of Senior Secured Notes and Term Loan Facility debt	(147,122)	(103,954)
Debt issuance costs	(971)	—
Proceeds from issuance of common stock	2,294	2,248
Payments for taxes related to net share settlement under 2020 Incentive Award Plan	(11,663)	(1,277)
Contingent consideration payments	(5,655)	(1,867)
Holdback payments	—	(656)
Redemption of noncontrolling interest	—	(154)
Purchase of treasury stock	(34,067)	—
Net cash used in financing activities from continuing operations	(207,122)	(115,170)
Net cash (used in) provided by financing activities from discontinued operations	(4,362)	397
Net cash used in financing activities	(211,484)	(114,773)
Net effect of foreign currency changes on cash from continuing operations	(1,405)	655
Net effect of foreign currency changes on cash from discontinued operations	(412)	(2,017)
Net effect of foreign currency changes on cash	(1,817)	(1,362)
Net change in cash, cash equivalents and restricted cash	75,268	49,178
Cash, cash equivalents and restricted cash, beginning of period	137,202	138,532
Cash, cash equivalents and restricted cash, end of period	212,470	187,710
Less: Cash, cash equivalents and restricted cash of discontinued operations	—	4,024
Cash, cash equivalents and restricted cash, end of period	$212,470	$183,686

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Financial Results

3rd Quarter 2024

Advantage Solutions Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(Unaudited)

Continuing Operations	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2024	2023	2024	2023
Net loss from continuing operations	$(37,320)	$(29,632)	$(200,469)	$(78,549)
Add:
Interest expense, net	38,969	42,275	114,484	119,883
Benefit from income taxes from continuing operations	(4,866)	(6,577)	(38,042)	(15,994)
Depreciation and amortization	51,866	52,415	152,931	157,436
Impairment of goodwill and indefinite-lived assets	—	—	99,670	—
Changes in fair value of warrant liability	40	587	(359)	587
Stock-based compensation expense (a)	8,143	8,983	24,225	29,400
Equity-based compensation of Karman Topco L.P. (b)	(178)	209	(658)	(3,278)
Fair value adjustments related to contingent consideration related to acquisitions (c)	—	1,518	1,678	10,487
Acquisition and divestiture related expenses (d)	127	332	(1,207)	3,064
Restructuring expenses (e)	24,118	—	24,118	—
Reorganization expenses (f)	18,637	21,372	73,980	38,304
Litigation (recovery) expenses (g)	(1,713)	4,314	(2,422)	8,664
Costs associated with COVID-19, net of benefits received (h)	—	(49)	—	3,285
Costs associated with the Take 5 Matter, net of (recoveries) (i)	385	53	1,081	(1,443)
EBITDA for economic interests in investments(j)	2,712	(2,483)	12,449	(6,423)
Adjusted EBITDA from Continuing Operations	$100,920	$93,317	$261,459	$265,423

Discontinued Operations	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2024	2023	2024	2023
Net (loss) income from discontinued operations, net of tax	$(5,456)	$7,050	$53,743	$443
Add:
Interest expense, net	—	26	48	69
Provision for income taxes from discontinued operations	29,511	2,254	41,371	3,559
Depreciation and amortization	204	4,050	4,695	12,871
Loss on divestitures (k)	(25,065)	2,553	(95,261)	20,208
Stock-based compensation expense (a)	(1,576)	1,091	(2,808)	3,109
Fair value adjustments related to contingent consideration related to acquisitions (c)	—	713	1,883	1,104
Acquisition and divestiture related expenses (d)	2,434	1,259	5,537	1,456
Reorganization expenses (f)	2,250	1,044	9,535	1,099
EBITDA for economic interests in investments(j)	—	(208)	(384)	89
Adjusted EBITDA from Discontinued Operations	$2,302	$19,832	$18,359	$44,007

Advantage Solutions Inc. | Page 10

Financial Results

3rd Quarter 2024

Advantage Solutions Inc.

Reconciliation of Operating Income (Loss) to Adjusted EBITDA by Segment

(Unaudited)

Branded Services segment	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2024	2023	2024	2023
Operating (loss) income	$(12,210)	$(599)	$(141,608)	$11,607
Add:
Depreciation and amortization	33,087	35,369	97,401	106,550
Impairment of goodwill	—	—	99,670	—
Stock-based compensation expense (a)	1,829	3,689	8,552	11,309
Equity-based compensation of Karman Topco L.P. (b)	402	275	924	(1,209)
Fair value adjustments related to contingent consideration related to acquisitions (c)	—	1,518	1,678	10,471
Acquisition and divestiture related expenses (d)	49	159	153	1,484
Restructuring expenses (e)	15,392	—	15,392	—
Reorganization expenses (f)	6,959	10,730	29,863	20,280
Litigation expenses (g)	191	1,994	432	1,994
Costs associated with COVID-19, net of benefits received (h)	—	6	—	(326)
Costs associated with the Take 5 Matter, net of (recoveries) (i)	385	53	1,081	(1,443)
EBITDA for economic interests in investments(j)	2,712	(2,484)	12,449	(6,419)
Branded Services segment Adjusted EBITDA	$48,796	$50,710	$125,987	$154,298

Experiential Services segment	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2024	2023	2024	2023
Operating income	$587	$1,971	$3,398	$2,450
Add:
Depreciation and amortization	10,289	9,221	31,224	27,286
Stock-based compensation expense (a)	3,371	(778)	7,469	(1,860)
Equity-based compensation of Karman Topco L.P. (b)	(281)	(29)	(783)	(934)
Fair value adjustments related to contingent consideration related to acquisitions (c)	—	—	—	7
Acquisition and divestiture related expenses (d)	32	19	37	441
Restructuring expenses (e)	3,430	—	3,430	—
Reorganization expenses (f)	5,670	4,960	17,394	8,230
Litigation expenses (g)	201	1,276	434	1,276
Costs associated with COVID-19, net of benefits received (h)	—	(56)	—	2,896
Experiential Services segment Adjusted EBITDA	$23,299	$16,584	$62,603	$39,792

Retailer Services segment	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2024	2023	2024	2023
Operating income	$8,446	$5,281	$13,824	$11,870
Add:
Depreciation and amortization	8,490	7,825	24,306	23,600
Stock-based compensation expense (a)	2,943	6,072	8,204	19,951
Equity-based compensation of Karman Topco L.P. (b)	(299)	(37)	(799)	(1,135)
Fair value adjustments related to contingent consideration related to acquisitions (c)	—	—	—	9
Acquisition and divestiture related expenses (d)	46	154	(1,397)	1,139
Restructuring expenses (e)	5,296	—	5,296	—
Reorganization expenses (f)	6,008	5,682	26,723	9,794
Litigation (recovery) expenses (g)	(2,105)	1,044	(3,288)	5,394
Costs associated with COVID-19, net of benefits received (h)	—	1	—	715
EBITDA for economic interests in investments	—	1	—	(4)
Retailer Services segment Adjusted EBITDA	$28,825	$26,023	$72,869	$71,333

Advantage Solutions Inc. | Page 11

Financial Results

3rd Quarter 2024

(a)

Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan.

(b)

Represents expenses related to (i) equity-based compensation expense associated with grants of Common Series D Units of Topco made to one of the Advantage Sponsors and (ii) equity-based compensation expense associated with the Common Series C Units of Topco.

(c)	Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods.
(d)

Represents fees and costs associated with activities related to our acquisitions, divestitures, and related reorganization activities, including professional fees, due diligence, and integration activities.

(e)

Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the Voluntary Early Retirement Program (“VERP”) and employee termination benefits associated with a reduction-in-force ("2024 RIF") and other optimization initiatives.

(f)	Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.
(g)	Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities.
(h)

Represents (i) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment; and (ii) benefits received from government grants for COVID-19 relief.

(i)

Represents cash receipts from an insurance policy for claims related to the Take 5 Matter and costs associated with investigation and remediation activities related to the Take 5 Matter, primarily professional fees and other related costs.

(j)

Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements.

Advantage Solutions Inc. | Page 12

Financial Results

3rd Quarter 2024

Advantage Solutions Inc.

Net Debt and Adjusted Unlevered Free Cash Flow Reconciliation

(Unaudited)

(amounts in thousands)	Three Months Ended September 30, 2024
Current portion of long-term debt	$13,250
Long-term debt, net of current portion	1,688,213
Less: Debt issuance costs	22,932
Total Debt	1,724,395
Less: Cash and cash equivalents	(196,098)
Total Net Debt	$1,528,297

LTM Adjusted EBITDA from Continuing and Discontinued Operations	$394,734
Net Debt / LTM Adjusted EBITDA ratio	3.9	x

(amounts in thousands)	Three Months Ended September 30, 2024
Net cash (used in) provided by operating activities	$34,023
Less:
Purchase of property and equipment	(20,517)
Cash received from interest rate derivatives	(7,996)
Add:
Cash payments for interest	24,444
Cash payments for income taxes	4,861
Cash paid for acquisition and divestiture related expenses (l)	3,741
Cash paid for restructuring expenses (m)	3,061
Cash paid for reorganization expenses (n)	25,840
Cash paid for contingent consideration included in operating activities (o)	—
Cash paid (received) for costs associated with (recovery from) the Take 5 Matter (p)	383
Net effect of foreign currency fluctuations on cash	1,197
Adjusted Unlevered Free Cash Flow	$69,037

Numerator - Adjusted Unlevered Free Cash Flow	$69,037
Denominator - Adjusted EBITDA from Continuing and Discontinued Operations (q)	$103,222
Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA	66.9%

Advantage Solutions Inc. | Page 13

Financial Results

3rd Quarter 2024

Advantage Solutions Inc.

Reconciliation Net Income (Loss) to LTM Adjusted EBITDA

(Unaudited)

(amounts in thousands)	LTM Period Ended September 30, 2024

Net Loss	$(128,938)
Add:
Interest expense, net	160,382
(Benefit from) provision for income taxes	(13,244)
Depreciation and amortization	212,016
Impairment of goodwill and indefinite-lived assets	143,170
Gain on deconsolidation of subsidiaries	(58,891)
(Gain) loss on divestitures (k)	(96,401)
Change in fair value of warrant liability	(1,232)
Stock-based compensation expense (a)	31,787
Equity-based compensation of Karman Topco L.P. (b)	96
Fair value adjustments related to contingent consideration related to acquisitions (c)	2,332
Acquisitions and divestiture related expenses (d)	6,833
Restructuring expenses (e)	24,118
Reorganization expenses (e)	101,133
Litigation expenses (recovery) (g)	(1,567)
Costs associated with (recovery from) the Take 5 Matter (i)	1,144
EBITDA for economic interests in investments (j)	11,996
Total LTM Adjusted EBITDA from Continuing and Discontinued Operations(q)	$394,734

(a)

Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan.

(b)

Represents expenses related to (i) equity-based compensation expense associated with grants of Common Series D Units of Topco made to one of the Advantage Sponsors and (ii) equity-based compensation expense associated with the Common Series C Units of Topco.

(c)	Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods.
(d)

Represents fees and costs associated with activities related to our acquisitions, divestitures, and related reorganization activities, including professional fees, due diligence, and integration activities.

(e)

Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the Voluntary Early Retirement Program (“VERP”) and employee termination benefits associated with a reduction-in-force ("2024 RIF") and other optimization initiatives.

(f)	Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.
(g)	Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities.
(h)

Represents (i) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment; and (ii) benefits received from government grants for COVID-19 relief.

(i)

Represents cash receipts from an insurance policy for claims related to the Take 5 Matter and costs associated with investigation and remediation activities related to the Take 5 Matter, primarily professional fees and other related costs.

(j)

Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements.

(k)	Represents losses on disposal of assets related to divestitures and losses on sale of businesses and assets held for sale, less cost to sell.
(l)

Represents cash paid for fees and costs associated with activities related to our acquisitions, divestitures and reorganization activities including professional fees, due diligence, and integration activities.

(m)

Represents cash paid for restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the Voluntary Early Retirement Program (“VERP”) and employee termination benefits associated with a reduction-in-force ("2024 RIF") and other optimization initiatives.

(n)	Represents cash paid for fees and costs associated with various reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.
(o)	Represents cash paid included in operating cash flow for our contingent consideration liabilities related to our acquisitions.
(p)	Represents cash paid for costs associated with the Take 5 Matter, primarily, professional fees and other related costs.
(q)	Represents unaudited periods October 1, 2023 to September 30, 2024 to sum up to the last twelve months of financials inclusive of discontinued operations (summations are unaudited).

Advantage Solutions Inc. | Page 14